UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K /A

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): September 14, 2006



                              Shadow Marketing Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                         333-131168                   Pending
----------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

1823 West 7th Avenue, Suite 210
Vancouver, British Columbia, Canada                          V6J 5K5
------------------------------------------------------      ---------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:    604-805-6340
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 21, 2006, Moen & Company, Chartered Accountants ("Moen") ceased business operations and resigned as our independent accountants . Moen's audit report on our financial statements for the period from our inception on September 19, 2003 to June 30, 2004, and for the fiscal year ended June 30, 2005 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. Furthermore, there were no disagreements between us and Moen relating to the fiscal periods audited or any subsequent interim period through to the date that the firm ceased operations.

The Report of Independent Registered Public Accounting Firm that Moen issued on the financial statements for the periods from our inception on September 19, 2003 to June 30, 2004 and for the fiscal year ended June 30, 2005 did express an opinion that there was substantial doubt as to our ability to continue as a going concern.

There were no disagreements with Moen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to its satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report and its review of our interim financial statements for the periods ended September 30, 2005, December 31, 2005 and March 31, 2006.

We engaged Michael T. Studer, C.P.A., P.C. ("Studer") as our new independent accountant on September 14, 2006. We did not consult with Studer prior to the date of engagement regarding the application of accounting principles, the type of audit opinion that might be rendered by it any other similar matter.

The decision to change accountants was approved by our Board of Directors.

Exhibits:

 16.1 Letter from Moen & Company, LLP. to the U.S. Securities and Exchange Commission


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Shadow Marketing Inc.
                                      a Nevada corporation

                                      /s/  Chris Paterson
                                      By:____________________________
					 Chris Paterson, Director



DATED:  October 6 , 2006